SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                                Cigna Funds Group
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                                CIGNA FUNDS GROUP

         Money Market Fund
         Balanced Fund (sub-advised by Wellington Management)
         Large Cap Growth/Morgan Stanley Fund
         Large Cap Value/John A. Levin & Co. Fund
         S&P 500[RegTM] Index Fund
         Small Cap Growth/TimesSquare Fund
         Small Cap Value/Perkins, Wolf & McDonnell Fund
         International Blend/Bank of Ireland Fund
         TimesSquare Core Plus Bond Fund

                                                           Newton, Massachusetts
                                                                 August 7, 2003

To Our Shareholders:

     You are cordially invited to attend the Special Meeting of Shareholders of the series of CIGNA Funds Group to be held at The Colony Club, Baystate West, 1500 Main Street, Springfield, Massachusetts 01115 on Tuesday, September 30, 2003 at 8:30 a.m., Eastern Time. Formal notice of the meeting appears on the next page and is followed by the proxy statement.

     Shareholders are being asked to consider and approve:

     1. The election of three Trustees; and

     2. To transact such other business as may properly come before the meeting and any adjournments or postponements of the meeting.

     We hope you will find it convenient to attend the meeting, but we urge you in any event to complete and return the enclosed proxy card in the envelope provided. It is very important that your proxy card be received as soon as possible so that the necessary quorum will be represented at the meeting. If you do attend, you may vote in person if you so desire.

     The Annual Report of the Funds for the year ended December 31, 2002 has previously been mailed to you.

                                         Sincerely,

                                         /s/ RICHARD H. FORDE

                                         RICHARD H. FORDE
                                         Chairman of the Board

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

     SHAREHOLDERS ARE URGED TO INDICATE THEIR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ACCOMPANYING ENVELOPE. YOUR PROMPT ATTENTION IS APPRECIATED.
--------------------------------------------------------------------------------

                                CIGNA FUNDS GROUP

         Money Market Fund
         Balanced Fund (sub-advised by Wellington Management)
         Large Cap Growth/Morgan Stanley Fund
         Large Cap Value/John A. Levin & Co. Fund
         S&P 500[RegTM] Index Fund
         Small Cap Growth/TimesSquare Fund
         Small Cap Value/Perkins, Wolf & McDonnell Fund
         International Blend/Bank of Ireland Fund
         TimesSquare Core Plus Bond Fund

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of the series of CIGNA Funds Group -- Money Market Fund, Balanced Fund (sub-advised by Wellington Management), Large Cap Growth/Morgan Stanley Fund, Large Cap Value/John A.Levin & Co. Fund, S&P 500[RegTM] Index Fund, Small Cap Growth/TimesSquare Fund, Small Cap Value/Perkins, Wolf & McDonnell Fund, International Blend/Bank of Ireland Fund, and TimesSquare Core Plus Bond Fund (the "Funds"):

     A Special Meeting of Shareholders of the Funds will be held at The Colony Club, Baystate West, 1500 Main Street, Springfield, Massachusetts 01115 on Tuesday, September 30, 2003 at 8:30 a.m., Eastern Time, for the following purposes:

     (1) To elect three Trustees; and

     (2) To transact such other business as may properly come before the meeting or any postponement or adjournment of the meeting.

     Holders of record of the shares of the Funds at the close of business on July 29, 2003 are entitled to vote at the meeting.

     Your vote is important, even if you don't own many shares. Please complete, sign and return the enclosed proxy/voting instruction card.

                                              /s/ Jeffrey S. Winer

                                              Jeffrey S. Winer
                                              Secretary

Newton, Massachusetts
August 7, 2003

                                 PROXY STATEMENT

                       SPECIAL MEETING OF SHAREHOLDERS OF
                                CIGNA FUNDS GROUP

         Money Market Fund
         Balanced Fund (sub-advised by Wellington Management)
         Large Cap Growth/Morgan Stanley Fund
         Large Cap Value/John A. Levin & Co. Fund
         S&P 500[RegTM] Index Fund
         Small Cap Growth/TimesSquare Fund
         Small Cap Value/Perkins, Wolf & McDonnell Fund
         International Blend/Bank of Ireland Fund
         TimesSquare Core Plus Bond Fund
                   (the "Funds")

     This proxy statement is furnished in connection with the solicitation of proxies by the Trustees of CIGNA Funds Group (the "Trust") for use at a Special Meeting of Shareholders of the Funds to be held at The Colony Club, 1500 Main Street, Springfield, Massachusetts 01115 on Tuesday, September 30, 2003 at 8:30 a.m., Eastern Time, and at any postponement or adjournment thereof. The Funds are series of the Trust.

     The following proposals will be considered and acted on at the meeting:

     1. To approve the election of three Trustees; and

     2. Any other matters which may properly come before the meeting.

     Any person executing a proxy may revoke it at any time prior to its use by executing a new proxy or by registering with the Secretary of the Funds at the meeting and requesting a revocation. Executed proxies received by the Funds will be voted in accordance with the directions specified in the proxy. Thirty percent of the outstanding shares of the Funds must be present at the meeting in person or by proxy to constitute a quorum for the transaction of business.

     For purposes of determining the presence of a quorum for transacting business at the meeting and determining whether sufficient votes have been cast FOR the proposal, abstentions (that is, votes that are marked "withheld") and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote the shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares which are present and entitled to vote, but which have not voted on such matter. For this reason, abstentions and broker non-votes will assist the Funds in obtaining a quorum. Abstentions and broker non-votes will have no effect on the election of Trustees.

     The Board of Trustees recommends a vote FOR the election of Trustees. If no specification is made, the proxy will be voted FOR the election of Trustees as listed, and at the discretion of the proxy holders, on any other matters which may properly come before the meeting or at any postponement or adjournment. The Board of Trustees does not know of any actions to be considered at the meeting other than the election of Trustees.

     Costs of soliciting proxies will be borne by the Funds. In addition to solicitation of proxies by use of the mails, some of the officers of the Funds and persons affiliated with CIGNA Corporation ("CIGNA") and its affiliated companies may, without remuneration, solicit proxies in person or by telephone.

     In the event a quorum is not present at the meeting, or in the event sufficient votes to approve any of the proposals are not received, even though a quorum is present at the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies, provided that such persons determine such an adjournment and additional solicitation are reasonable and in the interests of shareholders of the Funds. A shareholder vote may be taken on any proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the meeting in person or by proxy.

     At the close of business on July 29, 2003, the record date for the determination of shareholders entitled to vote at the meeting, there were 543,203,911 outstanding shares for all the Funds. Each share is entitled to one vote. This proxy statement and the accompanying Notice of Special Meeting of Shareholders and form of proxy are being mailed on or about August 7, 2003 to shareholders of record on the record date.

     The principal executive offices of the Funds are located at (and the mailing address is) 3 Newton Executive Park, Suite 200, Newton, Massachusetts 02462.

     The Funds will furnish to a shareholder upon request, without charge, a copy of the Funds' annual report. Requests may be made by writing to the Funds c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H18E, Hartford, CT 06103, Attn: Alfred A. Bingham III, or by calling 1-800-426-5523.

                                  PROPOSAL ONE

                              ELECTION OF TRUSTEES

     At the meeting, three Trustees are to be elected by the shareholders of the Funds. The Board of Trustees has nominated and recommends the election of Carol Ann Hayes, Marnie Wagstaff Mueller and David P. Marks.

     The Board of Trustees of the Funds currently consists of four Trustees:
Russell H. Jones, Paul J. McDonald, Richard H. Forde and Marnie Wagstaff Mueller. Messrs. Forde, Jones and McDonald were previously elected as Trustees by Fund shareholders. Ms. Mueller was appointed to the Board by the other Trustees of the Trust in October 2001. The Master Trust Agreement of CIGNA Funds Group provides that each Trustee shall serve as a Trustee during the lifetime of the Trust, until death, resignation, retirement or removal of the Trustee. Since Messrs. Forde, Jones and McDonald have previously been elected to the Board, they need not be nominated for reelection. Shareholders are asked to elect Ms. Hayes, Ms. Mueller, and Mr. Marks as Trustees.

     Each of the Trustees and nominees also serves as a Trustee of other investment companies sponsored by affiliates of CIGNA. TimesSquare Capital Management, Inc. ("TimesSquare"), an indirect, wholly owned subsidiary of CIGNA, serves as investment adviser to both the Funds and the other investment companies. Another investment company for which TimesSquare serves as investment adviser, CIGNA Variable Products Group, will also hold a special meeting on September 30, 2003, at which shareholders will be asked to elect Ms. Hayes, Ms. Mueller, Mr. Forde and Mr. Marks as Trustees. Messrs. Jones and McDonald were previously elected as Trustees by shareholders of CIGNA Variable Products Group.

     All shares represented by valid proxies will be voted in the election of Trustees for the nominees unless authority to vote for a particular nominee is withheld. Proxies cannot be voted for a greater number of persons than the nominees named in the proxy statement. If any nominee should be unable to serve, an event not now anticipated, proxies will be voted for such other person as shall be designated by the Board of Trustees of the Funds, or the Board of Trustees may reduce the number of Trustees, as authorized by the Declaration of Trust. All of the nominees have agreed to serve if elected.

     The following table sets forth the number of shares of the Funds and shares of all mutual funds in the CIGNA family of mutual funds beneficially owned by the Trustees and nominees. The information provided is as of June 30, 2003.

                   Dollar Range of     Aggregate Dollar Range of Equity Securities
                   Equity Securities   in All Funds Overseen by Trustee in Family
Current Trustees   in the Funds        of Investment Companies
------------------ ------------------- --------------------------------------------
Russell H. Jones   None                $10,001-$50,000
Paul J. McDonald   None                $10,001-$50,000
Richard H. Forde   None                $     1-$10,000

Nominees who are not      Dollar Range of     Aggregate Dollar Range of Equity Securities
"interested persons"      Equity Securities   in All Funds Overseen or to be Overseen by
of the Funds              in the Funds        Trustee in Family of Investment Companies
------------------------- ------------------- --------------------------------------------
Marnie Wagstaff Mueller   None                None
Carol Ann Hayes           None                None

Nominees who are       Dollar Range of     Aggregate Dollar Range of Equity Securities
"interested persons"   Equity Securities   in All Funds Overseen or to be Overseen by
of the Funds           in the Funds        Trustee in Family of Investment Companies
---------------------- ------------------- --------------------------------------------
David P. Marks         None                $1-$10,000

     Based on information furnished by each independent Trustee and nominee as of December 31, 2002, neither Mr. Jones, Mr. McDonald, Ms. Hayes, Ms. Mueller nor any of their immediate family members owned any securities issued by CIGNA Corporation or its affiliates as of that date.

     The following tables show information for the current Trustees and each nominee, including age, present position, principal occupation or employment during the last five years, principal affiliations, including any directorships presently held and any material interest in or relationship with TimesSquare and any of its affiliated persons presently and during the preceding five years. Each nominee currently serves as a Trustee of CIGNA High Income Shares and CIGNA Investment Securities.

                               Current Trustees

                                                                   Number of    Other
                         Term of                                   Portfolios   Directorships
Name,        Position    Office** and   Principal                  in Fund      Held by
Address*     Held with   Length of      Occupation(s)              Complex      Trustee or
And Age      Fund        Time Served    During Past 5 Years        Overseen     Nominee
-----------------------------------------------------------------------------------------------
Russell H.   Trustee     Trustee        Senior Vice President,     14           None
Jones                    since 1995     Chief Investment Officer
58                                      and Treasurer, Kaman
                                        Corporation (helicopters
                                        and aircraft components,
                                        industrial distribution)
-----------------------------------------------------------------------------------------------
Paul J.      Trustee     Trustee        Special Advisor to Board   14           Director,
McDonald                 since 1995     of Directors, Friendly                  People's
59                                      Ice Cream Corporation                   Bank;
                                        (family restaurants and                 Director,
                                        dairy products);                        Polytainers,
                                        previously, Senior                      Inc. (plastic
                                        Executive Vice President                containers
                                        and Chief Financial                     for the food
                                        Officer, Friendly Ice                   and dairy
                                        Cream Corporation                       industry)
-----------------------------------------------------------------------------------------------
Richard H.   Chairman    Trustee,       Senior Managing            14           None
Forde***     of the      Chairman       Director, CIGNA
49           Board of    and            Retirement &
             Trustees,   President      Investment Services, Inc.
             President   since 1998     and TimesSquare Capital
                                        Management, Inc.
-----------------------------------------------------------------------------------------------

            Nominees who are not "interested persons" of the Funds

                                                                  Number of    Other
                        Term of                                   Portfolios   Directorships
Name,       Position    Office** and   Principal                  in Fund      Held by
Address*    Held with   Length of      Occupation(s)              Complex      Trustee or
And Age     Fund        Time Served    During Past 5 Years        Overseen     Nominee
-----------------------------------------------------------------------------------------------
Carol Ann   Nominee     N/A            Director and Head of       2            None
-----------------------------------------------------------------------------------------------
Hayes                                  Audit Committee, Reed
58                                     & Barton Corporation
                                       (silversmith company);
                                       previously, certified
                                       public accountant and
                                       Manager of Marketing,
                                       Coopers & Lybrand
                                       (accounting firm)
-----------------------------------------------------------------------------------------------
Marnie      Trustee     N/A            Diocesan Consultant,       11           Director,
Wagstaff                               Episcopal Diocese of                    Boston
Mueller                                Connecticut; previously,                Mutual
66                                     Visiting Professor of                   Insurance
                                       Health Economics,                       Company
                                       Wesleyan University
-----------------------------------------------------------------------------------------------

      Nominees who are "interested persons" of the Funds, and Fund officers

                                                                   Number of    Other
                        Term of                                    Portfolios   Directorships
Name,       Position    Office** and   Principal                   in Fund      Held by
Address*    Held with   Length of      Occupation(s)               Complex      Trustee or
And Age     Fund        Time Served    During Past 5 Years         Overseen     Nominee
-----------------------------------------------------------------------------------------------
David P.    Nominee     N/A            Chief Investment            2            None
Marks                                  Officer, CIGNA
56                                     Retirement & Investment
                                       Services and President,
                                       TimesSquare Capital
                                       Management, Inc.;
                                       previously, Partner, Green
                                       Mountain Partners
                                       (Buyout Firm); President
                                       and Chief Investment
                                       Officer, Allianz of
                                       America, Inc. (Investment
                                       Advisory Firm)
-----------------------------------------------------------------------------------------------
Alfred A.   Vice        Officer        CIGNA Funds Treasurer;      14           --
Bingham     President   since 1979     Assistant Vice President,
III 58      and                        TimesSquare Capital
            Treasurer                  Management, Inc.
-----------------------------------------------------------------------------------------------

                                                              Number of    Other
                         Term of                              Portfolios   Directorships
Name,        Position    Office** and   Principal             in Fund      Held by
Address*     Held with   Length of      Occupation(s)         Complex      Trustee or
And Age      Fund        Time Served    During Past 5 Years   Overseen     Nominee
-----------------------------------------------------------------------------------------------
Jeffrey S.   Vice        Officer        Senior Counsel,       14           --
Winer        President   since 1994     CIGNA Corporation
45           and
             Secretary
-----------------------------------------------------------------------------------------------

* All Trustees and officers have a mailing address c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H16C, Hartford, CT 06103.
** Each Trustee's term of office will be until the death, resignation, retirement or removal of the Trustee.
***  Mr. Forde is an "interested person" of the Funds.

     No officer or Trustee of the Funds who received any remuneration from the Funds during 2002 was serving as a director, officer or employee of TimesSquare or CIGNA or any of its subsidiaries. Trustees unaffiliated with TimesSquare and CIGNA will be entitled to receive, for their services as Trustees of funds in the CIGNA fund complex, compensation as follows:

                                                     Board          Committee
                               Annual Retainer     Meeting Fee     Meeting Fee
-----------------------------------------------------------------------------------
CIGNA Variable Products Group     $2,000              $400            $100
-----------------------------------------------------------------------------------
CIGNA Funds Group                 $4,000              $800            $200
-----------------------------------------------------------------------------------
CIGNA Investment Securities       $5,100              $400            $100
-----------------------------------------------------------------------------------
CIGNA High Income Shares          $7,100              $400            $100
-----------------------------------------------------------------------------------

     All Trustees are entitled to receive reimbursements for expenses incurred in connection with each Board and Committee meeting attended. These reimbursements of expenses are allocated among the Funds, each series of CIGNA Variable Products Group, CIGNA Investment Securities, and CIGNA High Income Shares so that each entity pays an amount based on its net assets as a percentage of the aggregate net assets of such entities.

     The following table sets forth the compensation paid by the Trust and by the CIGNA Fund complex to Trustees in 2002:

                                                                                   Total
                                                                                Compensation
                                                                                 from CIGNA
                                                                                Fund Complex
 Name of Person,                                               Compensation       Paid to
Position with Fund                                              from Trust      Trustees (e)
-------------------                                           --------------   -------------
Richard H. Forde, President, Chairman and Trustee .........       $     0         $     0
Russell H. Jones, Trustee (a) .............................         9,800          32,700
David A. Marks, Nominee (b) ...............................             0               0
Paul J. McDonald, Trustee (c) .............................         9,800          32,700
Marnie Wagstaff Mueller, Trustee (appointed),
Nominee (b) ...............................................         9,800          32,700
Farhan Sharaff, Trustee (d) ...............................             0               0
                                                                  -------         -------
Totals ....................................................       $29,400         $98,100
                                                                  =======         =======

------
(a) $7,459 of Mr. Jones' 2002 compensation was paid currently. The remainder was deferred under a plan for all CIGNA funds in which he had an aggregate balance of $43,730 as of December 31, 2002.
(b) Mr. Marks and Ms. Mueller were trustees of other funds in the CIGNA fund complex during 2002.
(c) Mr. McDonald's balance in the CIGNA funds deferred compensation plan was $94,122 as of December 31, 2002.
(d)  Mr. Sharaff resigned from CIGNA and the Board in 2002.
(e) There were three investment companies other than the Fund in the CIGNA fund complex.

     The Board of Trustees held five Board meetings during 2002. Each Trustee attended more than 75% of the aggregate meetings of the Board and Committees on which such Trustee served during the year. The Board of Trustees has three standing committees as follows:

Audit Committee

     The Audit Committee makes recommendations to the full Board as to the firm of independent accountants to be selected, reviews the methods, scope and results of audits and fees charged by such independent accountants, and reviews the Fund's internal accounting procedures and controls. The Committee held two meetings in 2002.

     The Trust has an Audit Committee comprised only of Trustees of the Trust who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust. The Audit Committee reviews the process for preparing and reviewing financial statements and other audit-related matters as they arise throughout the year. The Audit Committee makes recommendations to the full Board as to the firm of independent accountants to be selected. In making its recommendations, the Audit Committee reviews the nature and scope of the services to be provided.

     In discharging its oversight responsibility as to the audit process, the Audit Committee discussed with management the process for preparation and review of the audited financial statements for the last fiscal year. The Audit Committee also reviewed the non-audit services to be provided by the independent accountants of the Fund. The independent accountants, PricewaterhouseCoopers LLP (PWC), discussed with the Board the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Audit Committee obtained from the independent accountants a formal written statement consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," describing all relationships between the independent accountants and the Trust that might bear on the independent accountants' independence. The Audit Committee also discussed with the independent accountants any relationships that may impact their objectivity and independence and satisfied itself as to the independent accountants' independence. The Board also reviewed the fees charged by such independent accountants for the various services provided and reviewed the Trust's internal accounting procedures and controls.

     For the fiscal year ended December 31, 2002 PWC performed both audit and non-audit services for the Funds. Audit services consisted of examinations of the Funds' financial statements and review and consultation in connection with filings with the SEC. Non-audit services included reviewing tax returns of the Funds and providing tax-planning advice.

     PWC also serves as independent accountants for CIGNA High Income Shares, CIGNA Investment Securities and for each of the series of shares of CIGNA Funds Group and performs services for all such entities similar to the services performed for the Funds. PWC also serves as independent accountants for CIGNA.

     Representatives of PWC may attend the meeting and be provided an opportunity to make a statement and to respond to questions from shareholders.

FEES PAID TO INDEPENDENT ACCOUNTANTS FOR AUDIT SERVICES

     For the audit of the Funds' annual financial statements for the fiscal years ended December 31, 2001 and 2002, included in the Funds' annual report to shareholders for that fiscal year, the Funds paid or accrued $135,600 and $155,000, respectively, to PWC.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     For the fiscal years ended December 31, 2001 and 2002, the Funds, TimesSquare, and entities controlling, controlled by or under common control with TimesSquare which provide services to the Funds did not pay or accrue any fees for financial information systems design and implementation services by PWC.

OTHER NON/AUDIT, NON/SYSTEMS SERVICES

     For the fiscal year ended December 31, 2001, the Funds, TimesSquare, and entities controlling, controlled by or under common control with TimesSquare which provide services to the Funds paid or accrued aggregate fees of approximately $232,800 in audit fees, and $197,475 for other services provided by PWC. For the fiscal year ended December 31, 2002, these amounts were $319,100 and $170,075, respectively. The Audit Committee determined that the provision of the services described above is compatible with maintaining the independence of PWC.

     The Board of Trustees has adopted a written charter which sets forth the Audit Committee's structure, duties and powers, and methods of operation which is attached hereto as Appendix A. The current members of the Audit Committee are Ms. Mueller and Messrs. Jones and McDonald (Chairperson), none of whom are interested persons of the Funds.

Contracts Committee

     The Contracts Committee reviews the performance of the investment adviser for the Funds, and makes recommendations to the Board of Trustees concerning the renewal of the investment advisory agreement. In performing its function, the Committee obtains from TimesSquare information it deems necessary to evaluate the terms of the investment advisory agreement and any changes or amendments to or replacements of the agreement. The Committee held one meeting in 2002. The current members of the Committee are Ms. Mueller, Mr. Jones (Chairperson) and Mr. McDonald, none of whom are interested persons of the Funds.

Nominating Committee

     The Nominating Committee manages the development and maintenance of the Board's membership, organization and compensation and it identifies and recommends to the Board individuals to be nominated for election as Trustees. No policy or procedure has been established as to the recommendation of Trustee nominees by shareholders. The Committee held six meetings in 2002. The current members of the Committee are Ms. Mueller (Chairperson) and Messrs. Jones and McDonald, none of whom are interested persons of the Funds.

Required Vote

     Each nominee for Trustee must be elected by a plurality of the shares of the Funds voted at the meeting.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES.

                             MANAGEMENT OF THE FUNDS

     Information concerning the names, positions held with the Funds, principal occupation or employment during the last five years, and current affiliations of the executive officers of the Funds is set out in the Proposal under the captions "Current Trustees" (as to Mr. Forde) and under "Nominees who are "interested persons" of the Funds, and Fund Officers" (as to Mr. Bingham and Mr. Winer). The executive officers are elected annually by the Board of Trustees. As of December 31, 2002, executive officers of the Funds owned beneficially less than 1% of the shares of the Funds.

                     FUND AND INVESTMENT ADVISER INFORMATION

     This section provides information regarding the Funds and their investment adviser and sub-advisers. The adviser for each Fund is TimesSquare Capital Management, Inc. ("TimesSquare"), Four Times Square, New York, NY. For some of the Funds, TimesSquare has hired investment sub-advisers who manage the investment operation of that Fund. Information is as of July 29, 2003:

Money Market Fund

- Net assets of $476,370,552 and 476,370,552 outstanding shares

- Shareholders who own more than 5% of Fund:
  Fiserv, Inc., Philadelphia, PA owns approximately 73.6% of outstanding shares.

Balanced Fund (sub-advised by Wellington Management)

- Sub-Adviser: Wellington Management Company, LLP, 75 State Street, Boston, MA

- Net assets of $14,404,982 and 1,592,696 outstanding shares

- Shareholders who own more than 5% of Fund:
  Life Insurance Company of North America, Bloomfield, CT owns approximately 67.8% of outstanding shares.
  Fiserv, Inc. owns approximately 32.2% of outstanding shares.

Large Cap Growth/Morgan Stanley Fund

- Sub-Adviser: Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, New York, NY

- Net assets of $11,886,656 and 1,978,739 outstanding shares

- Shareholders who own more than 5% of Fund:
  Life Insurance Company of North America owns approximately 45.5% of outstanding shares.
  Fiserv, Inc. owns approximately 46.9% of outstanding shares.

Large Cap Value/John A. Levin & Co. Fund

Sub-Adviser: John A. Levin & Co., One Rockefeller Plaza, 19th Floor, New York,
NY

- Net assets of $20,099,333 and 2,412,725 outstanding shares

- Shareholders who own more than 5% of Fund:
  Life Insurance Company of North America owns approximately 40.1% of outstanding shares.
  Fiserv, Inc. owns approximately 59.9% of outstanding shares.

S&P 500[RegTM] Index Fund

- Net assets of $159,244,015 and 26,175,235 outstanding shares

- Shareholders who own more than 5% of Fund:
  Insurance Company of North America, Philadelphia, PA owns approximately 5.1% of outstanding shares.
  ACE Property and Casualty Insurance Company, Philadelphia, PA owns approximately 39.0% of outstanding shares.
  ACE American Insurance Company, Philadelphia, PA owns approximately 20.2% of outstanding shares.
  Pacific Employers Insurance Company, Philadelphia, PA owns approximately 11.7% of outstanding shares.
  Fiserv, Inc. owns approximately 24% of outstanding shares.

Small Cap Growth/TimesSquare Fund

- Net assets of $223,480,754 and 22,712,442 outstanding shares

- Shareholders who own more than 5% of Fund:
  State Street Bank as Trustee for Sears 401(k) Savings Plan, Westwood, MA owns approximately 5.1% of outstanding shares.
  Fiserv, Inc. owns approximately 5% of outstanding shares.
  State Street Bank as Directed Trustee for Hallmark Cards Master Trust Plan, Westwood, MA owns approximately 5% of outstanding shares.
  BNY Western Trust Co. FBO Providence Health System Seattle, WA owns approximately 7.0% of outstanding shares.
  The Hartford Foundation for Public Giving, c/o Fleet National Bank, Trustee Hartford, CT owns approximately 9.9% of outstanding shares.
  MEA, MESSA, MEA Financial Services Retirement Plan East Lansing, MI owns approximately 6.7% of outstanding shares.
  Northern Trust Co. Trustee FBO UBS Paine Webber Defined Benefit Plan Chicago, IL owns approximately 9.1% of outstanding shares.
  American Express Trust Co., Minneapolis, MN owns approximately 7.1% of outstanding shares.

Small Cap Value/Perkins, Wolf, McDonnell Fund

Sub-Adviser: Janus Capital Management LLC, 100 Fillmore Street, Denver, CO, serves as sub-adviser and has in turn hired Perkins, Wolf, McDonnell and Company, 310 S. Michigan Ave., Suite 2600, Chicago, IL

- Net assets of $75,110,825 and 6,209,965 outstanding shares

- Shareholders who own more than 5% of Fund:
  Life Insurance Company of North America owns approximately 12% of outstanding shares.
  Connecticut General Life Insurance Company, Bloomfield, CT owns approximately 67.7% of outstanding shares.
  Fiserv, Inc. owns approximately 20.3% of outstanding shares.

International Blend/Bank of Ireland Fund

Sub-Adviser: Bank of Ireland Asset Management (U.S.) Limited, 75 Holly Hill Lane, Greenwich, CT (North American office); 26 Fitzwilliam Place, Dublin, Ireland (Ireland Office)

- Net assets of $9,825,621 and 1,503,724 outstanding shares

- Shareholders who own more than 5% of Fund:
  Life Insurance Company of North America owns approximately 69.3% of outstanding shares.
  Fiserv, Inc. owns approximately 30.7% of outstanding shares.

TimesSquare Core Plus Bond Fund

- Net assets of $43,434,891 and 4,247,830 outstanding shares

- Shareholders who beneficially own more than 5% of Fund:
  Connecticut General Life Insurance Company owns approximately 62.5% of outstanding shares.
  CIGNA Behavioral Health of California, Bloomfield, CT owns approximately 13.5% of outstanding shares.
  CIGNA Behavioral Health of Texas, Bloomfield, CT owns Approximately 13.5% of outstanding shares.
  Fiserv, Inc. owns approximately 10.4% of outstanding shares.

                                 OTHER BUSINESS

Shareholder Proposals for 2004

     The Trust does not anticipate the need for a meeting of shareholders of the Funds in 2004. If such a meeting is determined to be appropriate, proposals from shareholders must be received by management within a reasonable period of time prior to the meeting to be considered at the meeting.

     The management of the Funds does not know of any other matters to be brought before the meeting. If any other matters are properly brought before the meeting, proxies not limited to the contrary will be voted in accordance with the best judgment of the person or persons acting under the proxies.

                                              /S/Jeffrey S. Winer

                                              Jeffrey S. Winer
                                              Secretary

Newton, Massachusetts
August 7, 2003

                                   APPENDIX A
                                CIGNA FUNDS GROUP
                             AUDIT COMMITTEE CHARTER

1. The Audit Committee shall be composed entirely of Trustees who are not "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended.

2. The purposes of the Audit Committee are:

   (a) to oversee the Funds' accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of one or more service providers;

   (b) to oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof; and

   (c) to act as a liaison between the Funds' independent accountants and the full Board of Trustees (the "Board").

3. The function of the Audit Committee is to assure itself and the Board of the integrity of financial information and controls maintained in accordance with contracts, prospectuses and regulations. Management's responsibility is to maintain appropriate systems for accounting and internal control. The independent accountant's responsibility is to plan and carry out a proper audit. The independent accountant's ultimate accountability is to the Audit Committee and to the Board, which has the ultimate authority and responsibility regarding the evaluation, appointment and, when appropriate, the termination of the Fund's independent accountants.

4. The Audit Committee shall have the following duties and powers:

   (a) to recommend the selection, retention or termination of accountants and, in connection therewith, to otherwise evaluate the independence of the accountants, including whether the accountants provide any consulting services to the manager and to request an annual representation from the accountant of its independence from management;

   (b) to meet with the Funds' independent accountants, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the accountants, or other results of said audit(s); (iii) to consider the accountants' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the accountants propose to render to the Board and shareholders;

   (c) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the accountants;

   (d) to review the fees charged by the accountants for audit and non-audit services;

   (e) to investigate improprieties or suspected improprieties in fund operations;

   (f) to review any non-audit services to the Funds by their independent accountants;

   (g) to review the working relationship between the Funds' management and the independent accountants;

   (h) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and

   (i) to prepare any audit committee report required to be included in a Fund's proxy statement.

4. The Committee shall meet at least annually and is empowered to hold special meetings as circumstances require.

5. The Committee shall regularly meet with the Funds' Treasurer and internal accountants for the management company and shall have the right of access to the Funds' Treasurer, other officers and independent accountants.

6. The Committee shall require the independent accountants to provide the Committee with an annual report regarding the independent accountants' independence, which report shall include, but not be limited to, a formal written statement setting forth all relationships between the independent accountants and (a) the Fund or any of its officers or directors or (b) the Fund's investment adviser(s). The Committee shall discuss such reports with the independent accountants, and if necessary in the judgment of the Committee, the Committee shall recommend that the Board take appropriate action to ensure the independence of the independent accountants or replace the independent accountants.

7. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the Funds' expense.

8. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

[CIGNA LOGO]

|X| PLEASE MARK VOTES
    AS IN THIS EXAMPLE

CIGNA FUNDS GROUP

This proxy will be voted as specified. If you simply sign the proxy, it will be voted for the proposal. In their discretion, the proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Mark box at right if an address change or comment has been noted on the reverse side of
                                        |_|
this card.
CONTROL NUMBER:



Please be sure to sign and date this Proxy
Date

-------------------------------------------
     Shareholder sign here
Co-owner sign here



1.   Election of Trustees.              For     With     For All
                                                Hold     Nominees
                                                         Except
Ms. Mueller, Ms. Hayes and
Mr. Marks.                              |_|      |_|       |_|


If you do not wish your shares voted "For" a particular nominee, mark the "For All Nominees Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).



                                                             RECORD DATE SHARES:

                                CIGNA FUNDS GROUP
                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints Richard H. Forde and Jeffrey S. Winer and either one of them, proxies of the undersigned, with the power of substitution, to vote the shares of the undersigned at the Special Meeting of Shareholders of CIGNA Funds Group (the "Fund"), on Tuesday, September 30, 2003 at 8:30 a.m., Eastern Time, at The Colony Club, Baystate West, 1500 Main Street, Springfield, Massachusetts, and at any adjournment thereof, in the manner directed herein on the matters described in the notice and accompanying proxy statement for the meeting. The Trustees recommend that you vote "FOR" the proposal. If no direction is made, this proxy will be voted FOR the item described in the proxy statement. As to any other matters that may properly come before the meeting, the proxies shall vote in accordance with their best judgment.

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PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE.
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Please sign this proxy exactly as your name appears on the books of the Fund.
Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or partnership, this signature should be that of an authorized officer who should state his or her title.
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HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

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